SUPPLEMENT TO PROSPECTUS The date of this supplement is December 23, 2014.

MFS® Global Multi-Asset Fund

Effective December 23, 2014, the sub-section “MFS Commodity Strategy Fund” under the subheading entitled “Principal Investment Types” under the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

MFS Commodity Strategy Fund:  MFS Commodity Strategy Fund is a mutual fund advised by MFS that provides exposure to the commodities markets.  MFS expects to gain exposure to the commodities markets by investing primarily in MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (the “Subsidiary”).  MFS may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes.  The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives such as commodity-linked futures, options, and/or swaps.  MFS generally invests substantially all of the fund’s assets not invested in the Subsidiary or commodity-linked notes in U.S. and foreign debt instruments.  In addition, the Subsidiary may also invest in U.S. and foreign debt instruments.

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